UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

ARROGENE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-53018 Commission File Number	20-8057585 (I.R.S. Employer Identification Number)

8560 West Sunset Blvd., Suite 400, Los Angeles, CA 90069

 (Address of principal executive offices)

(424) 238-4442

(Issuer’s Telephone Number)

___________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

AMENDMENT TO MATERIAL AGREEMENT

Sixth Amendment to License Agreement

Effective May 4, 2016 the Company completed the execution of the Sixth Amendment to License Agreement with Cedars Sinai Medical Center revising certain performance milestones, a copy of which is filed herewith as Exhibit 10.1.

ITEM 9.01

EXHIBITS

10.1

Sixth Amendment to License Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 12, 2016

Arrogene, Inc.

By:___/s/ Jack Kavanaugh_____

Jack Kavanaugh, Executive Chairman